INCOME TAXES	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
INCOME TAXES

11. INCOME TAXES

The provision for income taxes represents federal, foreign, state and local income taxes. The effective tax rate differs from the applicable federal statutory rate due to the effect of state and local income taxes, tax rates and income in foreign jurisdictions, utilization of tax loss carry-forwards, foreign earnings taxable in the U.S., nondeductible expenses and other items. The Company’s tax provision changes quarterly based on various factors including, but not limited to, the geographical mix of earnings, enacted tax legislation, foreign, state and local income taxes, tax audit settlements and the interaction of various global tax strategies. In addition, changes in judgment from the evaluation of new information resulting in the recognition, derecognition and/or re-measurement of a tax position taken in a prior period are recognized in the quarter in which any such change occurs.

For the third quarter of 2013 and 2012, the Company recorded a provision for income taxes from continuing operations of $13.0 million and $12.0 million, respectively. The $1.0 million increase in the provision for income taxes was primarily attributable to certain favorable discrete items that benefited the third quarter of 2012 that did not recur in the third quarter of 2013, mostly offset by the favorable resolution of tax matters in a foreign jurisdiction in the third quarter of 2013.

For the first nine months of 2013 and 2012, the Company recorded a provision for income taxes from continuing operations of $32.4 million and $33.1 million, respectively. The $0.7 million decrease in the provision for income taxes was primarily attributable to the loss on early extinguishment of debt recognized in the first nine months of 2013 related to the 2013 Senior Notes Refinancing and the February 2013 Term Loan Amendments and the favorable resolution of tax matters in a foreign jurisdiction in the first nine months of 2013, partially offset by increased pre-tax income and certain favorable discrete items that benefited the first nine months of 2012 that did not recur in the first nine months of 2013.

The Company’s effective tax rate for the three months ended September 30, 2013 was higher than the federal statutory rate of 35% due principally to non-deductible expenses, including certain non-deductible expenses related to the Colomer Acquisition, foreign dividends and earnings taxable in the U.S. and state and local taxes, net of U.S. federal income tax benefit, partially offset by foreign and U.S. tax effects attributable to operations outside the U.S.

The Company’s effective tax rate for the nine months ended September 30, 2013 was higher than the federal statutory rate of 35% due principally to foreign dividends and earnings taxable in the U.S. and non-deductible expenses, including certain non-deductible expenses related to the Colomer Acquisition.

The Company remains subject to examination of its income tax returns in various jurisdictions including, without limitation, the U.S. (federal) for tax years ended December 31, 2010 through December 31, 2012, South Africa for tax years ended December 31, 2009 through December 31, 2011 and Australia for tax years ended December 31, 2009 through December 31, 2012.

13.    INCOME TAXES

The Company’s income before income taxes and the applicable provision for (benefit from) income taxes are as follows:

	Year Ended December 31,
	2012	2011	2010
Income from continuing operations before income taxes:
United States	$108.4	$58.1	$40.2
Foreign	7.2	40.7	48.5

	$115.6	$98.8	$88.7

Provision for (benefit from) income taxes:
United States federal	$43.1	$33.2	$(209.2)
State and local	(9.8)	(3.8)	(42.8)
Foreign	11.5	6.0	16.7

	$44.8	$35.4	$(235.3)

Current:
United States federal	$2.3	$0.8	$1.0
State and local	2.2	0.7	(4.5)
Foreign	10.7	21.7	15.5

	15.2	23.2	12.0

	Year Ended December 31,
	2012	2011	2010
Deferred:
United States federal	76.0	60.1	(197.5)
State and local	(5.2)	(1.4)	(35.8)
Foreign	3.0	(14.4)	4.4

	73.8	44.3	(228.9)
Benefits of operating loss carryforwards:
United States federal	(35.2)	(27.7)	(12.7)
State and local	(6.8)	(3.1)	(2.5)
Foreign	(2.2)	(1.3)	(3.2)

	(44.2)	(32.1)	(18.4)

	$44.8	$35.4	$(235.3)

The actual tax on income before income taxes is reconciled to the applicable statutory federal income tax rate as follows:

	Year Ended December 31,
	2012	2011	2010
Computed expected tax expense	$40.5	$34.6	$31.0
State and local taxes, net of U.S. federal income tax benefit	3.9	(2.5)	0.1
Foreign and U.S. tax effects attributable to operations outside the U.S.	(3.8)	3.8	(5.1)
Reduction in valuation allowance	(15.8)	(16.9)	(283.7)
Foreign dividends and earnings taxable in the U.S.	12.7	15.2	14.5
Restructuring charges for which there is no tax benefit	7.2	—	—
Other	0.1	1.2	7.9

Tax expense	$44.8	$35.4	$(235.3)

Deferred taxes are the result of temporary differences between the bases of assets and liabilities for financial reporting and income tax purposes. Deferred tax assets and liabilities at December 31, 2012 and 2011 were comprised of the following:

	December 31,
	2012	2011
Deferred tax assets:
Inventories	$3.6	$3.5
Net operating loss carryforwards — U.S.	143.1	176.8
Net operating loss carryforwards — foreign	51.1	82.8
Employee benefits	98.9	101.1
State and local taxes	2.3	2.2
Sales related reserves	31.4	32.9
Other	30.7	33.0

Total gross deferred tax assets	361.1	432.3
Less valuation allowance	(70.6)	(120.0)

Total deferred tax assets, net of valuation allowance	290.5	312.3
Deferred tax liabilities:
Plant, equipment and other assets	(17.0)	(17.6)
Foreign currency translation adjustment	(1.1)	(1.8)
Other	(21.0)	(20.4)

Total gross deferred tax liabilities	(39.1)	(39.8)

Net deferred tax assets	$251.4	$272.5

As previously disclosed, in assessing the recoverability of its deferred tax assets, management regularly considers whether some portion or all of the deferred tax assets will not be realized based on the recognition threshold and measurement of a tax position. The ultimate realization of deferred tax assets is generally dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment.

Based on the level of historical losses for certain jurisdictions within the U.S., the Company had maintained a deferred tax valuation allowance against certain of its deferred tax assets. As of December 31, 2012, the Company had experienced improved earnings trends and had cumulative taxable income in such jurisdictions. As a result of such earnings trends and the Company’s tax position, and based upon the Company’s projections for future taxable income over the periods in which the deferred tax assets are recoverable, management concluded that it was more likely than not that the Company would realize the benefits of certain of its net deferred tax assets existing at December 31, 2012 in those jurisdictions. Therefore, at December 31, 2012, the Company realized a non-cash benefit of $15.8 million related to a reduction of the Company’s deferred tax valuation allowance on certain of its net deferred tax assets for certain jurisdictions within the U.S. The Company reflected this benefit in the tax provision and this non-cash benefit increased net income at December 31, 2012.

Based upon the level of historical taxable losses for certain jurisdictions outside the U.S., the Company had maintained a deferred tax valuation allowance against its deferred tax assets. As of December 31, 2011, the Company experienced improved earnings trends and had cumulative taxable income in such jurisdictions. As a result of such earnings trends and the Company’s tax position, and based upon the Company’s projections for future taxable income over the periods in which the deferred tax assets are recoverable, management concluded that it was more likely than not that the Company would realize the benefits of the net deferred tax assets existing at December 31, 2011 in such jurisdictions. Therefore, at December 31, 2011, the Company realized a non-cash benefit of $16.9 million related to a reduction of the Company’s deferred tax valuation allowance on its net deferred tax assets for certain jurisdictions outside the U.S. The Company reflected this benefit in the tax provision and this non-cash benefit increased net income at December 31, 2011.

Based upon the level of historical taxable losses for the U.S., the Company maintained a deferred tax valuation allowance against its deferred tax assets in the U.S. As of December 31, 2010, the Company experienced improved earnings trends and had cumulative taxable income. As a result of such earnings trends and the Company’s tax position, and based upon the Company’s projections for future taxable income over the periods in which the deferred tax assets were recoverable, management believed that it was more likely than not that the Company would realize the benefits of the net deferred tax assets existing at December 31, 2010. Therefore, at December 31, 2010, the Company realized a non-cash benefit of $248.5 million related to a reduction of the Company’s deferred tax valuation allowance on its net U.S. deferred tax assets at December 31, 2010. The Company reflected this benefit in the tax provision and this non-cash benefit increased net income at December 31, 2010.

A valuation allowance has been provided for those deferred tax assets for which, in the opinion of management, it is more-likely-than-not that the deferred tax assets will not be realized. At December 31, 2012, the deferred tax valuation allowance primarily represents amounts for foreign tax loss carryforwards and certain U.S. state and local tax loss carryforwards. The deferred tax valuation allowance decreased by $49.4 million and increased by $7.1 million during 2012 and 2011, respectively. The decrease in the deferred tax valuation allowance during 2012 was primarily driven by the reduction in tax loss carryforwards in certain foreign markets and the reduction in the valuation allowance with respect to net deferred tax assets in certain jurisdictions within the U.S., as noted above. The increase in the deferred tax valuation allowance during 2011 was primarily driven by certain state and local tax loss carryforwards in the U.S., partially offset by the reduction of the valuation allowance with respect to the net deferred tax assets for certain jurisdictions outside the U.S., as noted above.

After December 31, 2012, the Company has tax loss carryforwards of approximately $469.8 million, of which $204.8 million are foreign and $265.0 million are domestic (federal). The losses expire in future years as follows: 2013-$14.7 million; 2014-$8.6 million; 2015-$3.4 million; 2016 and beyond-$337.7 million; and unlimited-$105.4 million. The Company could receive the benefit of such tax loss carryforwards only to the extent it has taxable income during the carryforward periods in the applicable tax jurisdictions. As of December 31, 2012, there were no consolidated federal net operating losses available from the MacAndrews & Forbes Group (as hereinafter defined) from periods prior to the March 25, 2004 deconsolidation (as described below).

Revlon, Inc. and its subsidiaries, including Products Corporation, remain subject to examination of their respective income tax returns in various jurisdictions including, without limitation, South Africa for tax years ended December 31, 2009 through December 31, 2011, Australia for tax years ended December 31, 2008 through December 31, 2011 and the U.S. (federal) for tax years ended December 31, 2009 through December 31, 2011. The Company classifies interest and penalties as a component of the provision for income taxes in the consolidated statements of income and comprehensive income. During the years ended December 31, 2012 and 2011, the Company recognized in the Consolidated Statements of Income and Comprehensive Income an increase of $0.6 million and $1.0 million, respectively, in accrued interest and penalties.

At December 31, 2012 and 2011, Revlon, Inc. and its subsidiaries, including Products Corporation, had unrecognized tax benefits of $49.9 million and $46.0 million, respectively, including $13.5 million and $12.7 million, respectively, of accrued interest and penalties. All of the unrecognized tax benefits, to the extent reduced and unutilized in future periods, would affect the Company’s effective tax rate. A reconciliation of the beginning and ending amount of the unrecognized tax benefits is as follows:

Balance at January 1, 2011	$44.1
Increase based on tax positions taken in a prior year	5.1
Decrease based on tax positions taken in a prior year	(3.7)
Increase based on tax positions taken in the current year	6.3
Decrease related to settlements with taxing authorities and changes in law	(1.0)
Decrease resulting from the lapse of statutes of limitations	(4.8)

Balance at December 31, 2011	$46.0
Increase based on tax positions taken in a prior year	8.5
Decrease based on tax positions taken in a prior year	(4.8)
Increase based on tax positions taken in the current year	6.0
Decrease resulting from the lapse of statutes of limitations	(5.8)

Balance at December 31, 2012	$49.9

In addition, the Company believes that it is reasonably possible that its unrecognized tax benefits during 2013 will increase by approximately $1.6 million as a result of changes in various tax positions, each of which is individually insignificant.

The Company has not provided for U.S. federal income taxes and foreign withholding taxes on $74.5 million of foreign subsidiaries’ cumulative undistributed earnings as of December 31, 2012 because such earnings are intended to be indefinitely reinvested overseas. If these future earnings are repatriated to the United States, or if the Company determines that such earnings will be remitted in the foreseeable future, additional tax provisions may be required. Due to the complexities in the tax laws and the assumptions that would have to be made, it is not practicable to estimate the amounts of income tax provisions that may be required.

As a result of the closing of the 2004 Revlon Exchange Transactions (as hereinafter defined in Note 18, “Related Party Transactions — Tax Sharing Agreements”), as of March 25, 2004, Revlon, Inc., Products Corporation and their U.S. subsidiaries were no longer included in the affiliated group of which MacAndrews & Forbes was the common parent (the “MacAndrews & Forbes Group”) for federal income tax purposes. Revlon Holdings (as hereinafter defined in Note 18, “Related Party Transactions — Transfer Agreements”), Revlon, Inc., Products Corporation and certain of its subsidiaries, and MacAndrews & Forbes Holdings entered into a tax sharing agreement (as subsequently amended and restated, the “MacAndrews & Forbes Tax Sharing Agreement”), for taxable periods beginning on or after January 1, 1992 through and including March 25, 2004, during which Revlon, Inc. and Products Corporation or a subsidiary of Products Corporation was a member of the MacAndrews & Forbes Group. In these taxable periods, Revlon, Inc.’s and Products Corporation’s federal taxable income and loss were included in such group’s consolidated tax return filed by MacAndrews & Forbes Holdings. Revlon, Inc. and Products Corporation were also included in certain state and local tax returns of MacAndrews & Forbes Holdings or its subsidiaries. Revlon, Inc. and Products Corporation remain liable under the MacAndrews & Forbes Tax Sharing Agreement for all such taxable periods through and including March 25, 2004 for amounts determined to be due as a result of a redetermination arising from an audit or otherwise, equal to the taxes that Revlon, Inc. or Products Corporation would otherwise have had to pay if it were to have filed separate federal, state or local income tax returns for such periods.

Following the closing of the 2004 Revlon Exchange Transactions, Revlon, Inc. became the parent of a new consolidated group for federal income tax purposes and Products Corporation’s federal taxable income and loss are included in such group’s consolidated tax returns. Accordingly, Revlon, Inc. and Products Corporation entered into a tax sharing agreement (the “Revlon Tax Sharing Agreement”) pursuant to which Products Corporation is required to pay to Revlon, Inc. amounts equal to the taxes that Products Corporation would otherwise have had to pay if Products Corporation were to file separate federal, state or local income tax returns, limited to the amount, and payable only at such times, as Revlon, Inc. will be required to make payments to the applicable taxing authorities.

There were no federal tax payments or payments in lieu of taxes from Revlon, Inc. to Revlon Holdings pursuant to the MacAndrews & Forbes Tax Sharing Agreement in 2012 or 2011 with respect to periods covered by the MacAndrews & Forbes Tax Sharing Agreement, and the Company expects that there will not be any such payments in 2013. During 2012, there was $0.3 million in federal tax payments from Products Corporation to Revlon, Inc. pursuant to the Revlon Tax Sharing Agreement with respect to 2011 and $1.8 million with respect to 2012. The Company expects that there will be $0.1 million in federal tax payments from Products Corporation to Revlon, Inc. pursuant to the Revlon Tax Sharing Agreement during 2013 with respect to 2012. During 2011, there were no federal tax payments from Products Corporation to Revlon, Inc. pursuant to the Revlon Tax Sharing Agreement with respect to 2010 and $0.6 million with respect to 2011.

Pursuant to the asset transfer agreement referred to in Note 18, “Related Party Transactions – Transfer Agreements,” Products Corporation assumed all tax liabilities of Revlon Holdings other than (i) certain income tax liabilities arising prior to January 1, 1992 to the extent such liabilities exceeded the reserves on Revlon Holdings’ books as of January 1, 1992 or were not of the nature reserved for and (ii) other tax liabilities to the extent such liabilities are related to the business and assets retained by Revlon Holdings.